EXHIBIT 99.2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

In re:	Case No.	01-23229 rcj

FCI Environmental, Inc.	CHAPTER 11

MONTHLY OPERATING REPORT

(GENERAL BUSINESS CASE)

SUMMARY OF FINANCIAL STATUS

MONTH ENDED: November 30, 2002		PETITION DATE: December 20, 2001

1.

Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here        the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).  Dollars reported in ($1)

2.	Asset and Liabilities Structure	End of Current Month	End of Prior Month	As of Petition Filing
	a. Current Assets	$313,513	$220,088
	b. Total Assets	331,418	237,993	$347,596
	c. Current Liabilities	1,257,916	1,211,182
	d. Total Liabilities	$15,813,912	$15,767,178	$14,555,995

3.	Statement of Cash Receipts & Disbursements for Month	Current Month	Prior Month	Cumulative (Case to Date
	a. Total Receipts	$63,613	$95,209	$1,630,319
	b. Total Disbursements	97,616	100,483	1,653,593
	c. Excess (Deficiency) of Receipts Over Disbursements (a - b)	(34,003)	(5,274)	(23,274)
	d. Cash Balance Beginning of Month	28,980	34,254	18,251
	e. Cash Balance End of Month (c + d)	$(5,023)	$28,980	$(5,023)

		Current Month	Prior Month	Cumulative (Case to Date)
4.	Profit/(Loss) from the Statement of Operations	$44,759	$(107,547)	$(1,211,585)
5.	Account Receivables (Pre and Post Petition)	151,804	31,105
6.	Post-Petition Liabilities	1,257,916	1,211,182
7.	Past Due Post-Petition Account Payables (over 30 days)	$6,658	$4,549

At the end of this reporting month:			Yes	No

	8.

Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of payment, amount of payment and name of payee)

				X

	9.	Have any payments been made to professionals? (if yes, attach listing including date of payment, amount of payment and name of payee)		X

	10.	If the answer is yes to 8 or 9, were all such payments approved by the court? (additional information attached)

	11.	Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and reason for payment, and name of payee)	X

	12.	Is the estate insured for replacement cost of assets and for general liability?		X

	13.	Are a plan and disclosure statement on file?	X

	14.	Was there any post-petition borrowing during this reporting period? (additional information attached)		X

	15.

Check if paid: Post-petition taxes ☒ ;  U.S. Trustee Quarterly Fees ☒ ; Check if filing is current for: Post-petition tax reporting and tax returns: ☒

(Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date:	January 17, 2003	R. Kenyon Culver, CFO
		Responsible Individual

STATEMENT OF OPERATIONS

(General Business Case)

For the Month Ended November 30, 2002

			Current Month			Cumulative (Case to Date)	Next Month Forecast
			Actual	Forecast	Variance
	Revenues:
1	Gross Sales		$188,650	$354,875	$(166,225)	$866,208	$354,875
2	less: Sales Returns & Allowances		0	0	0	0	0
3	Net Sales		188,650	354,875	(166,225)	866,208	354,875
4	less: Cost of Goods Sold (Schedule ‘B’)		49,533	76,271	26,738	482,203	76,271
5	Gross Profit		139,117	278,604	(139,487)	384,005	278,604
6	Interest		0	0	0	0	0
7	Other Income:		0	0	0	0	0
8
9
10	Total Revenues		139,117	278,604	(139,487)	384,005	278,604

	Expenses:
11	Compensation to Owner(s)/Officer(s)		36,667	33,314	(3,353)	393,350	33,314
12	Salaries		23,027	73,028	50,001	625,672	73,028
13	Commissions		1,001	0	(1,001)	16,062	0
14	Contract Labor		0	0	0	0	0
15	Rent/Lease: Personal Property
16	Real Property		10,471	10,825	354	121,959	10,825
17	Insurance		0	5,763	5,763	46,862	5,763
18	Management Fees		0	0	0	0	0
19	Depreciation		1,932	2,000	68	21,646	2,000
	Taxes:
20	Employee Payroll Taxes		1,824	8,137	6,313	52,892	8,137
1	Real Property Taxes		0	0	0	2,751	0
2	Other Taxes		0	0	0	0	0
3	Other Selling		0	16,622	16,622	24,479	16,622
4	Other Administrative		4,944	27,706	22,762	159,139	27,706
5	Interest		4,492	0	(4,492)	40,097	0
6	Other Expenses:	License fees	10,000	9,167	(833)	75,669	9,167
7
8
9
10
11
12
13
14
15	Total Expenses		94,358	186,562	92,204	1,580,578	186,562

16	Subtotal		44,759	92,042	(47,273)	(1,196,573)	92,042

	Reorganization Items:
17	Professional Fees (additional information attached)		0	0	0	(3,512)	0
18	Provisions for Rejected Executory Contracts		0	0	0	0	0
19	Interest Earned on Accumulated Cash from Resulting Chp 11 Case		0	0	0	0	0
20	Gain or (Loss) from Sale of Equipment		0	0	0	0	0
21	U.S. Trustee Quarterly Fees		0	0	0	(11,500)	0
22
23	Total Reorganization Items		0	0	0	(15,012)	0
24	Net Profit (Loss Before Federal & State Taxes)		44,759	92,042	(47,273)	(1,211,585)	92,042
25	Federal & State Income Taxes		0	0	0	0	0
26	Net Profit (Loss)		$44,759	$92,042	$(47,273)	$(1,211,585)	$92,042

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

BALANCE SHEET

(General Business Case)

For the Month Ended November 30, 2002

		From Schedules	Market Value
	Assets

	Current Assets
1	Cash and cash equivalents – unrestricted		$(5,023)
2	Cash and cash equivalents – restricted		0
3	Accounts receivable (net)	A	151,804
4	Inventory (net)	B	153,623
5	Prepaid expenses		9,628
6	Professional retainers		3,481
7	Other:		0
8			0

9	Total Current Assets		313,513

	Property and Equipment (Market Value)
10	Real property	C	0
11	Machinery and equipment	D	1,759
12	Furniture and fixtures	D	9,800
13	Office equipment	D	5,792
14	Leasehold improvements	D	0
15	Vehicles	D	0
16	Other:	D
17		D
18		D
19		D
20		D

21	Total Property and Equipment		17,351

	Other Assets
22			0
23			0
24			0
25			0
26			0
27	Due from affiliated company		554

28	Total Other Assets		0

29	Total Assets		$331,418

NOTE:
Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

See additional information attached

Liabilities and Equity
(General Business Case)

			From Schedules
		Liabilities

		Post-Petition

		Current Liabilities
30		Salaries and wages		$185,057
31		Payroll taxes		788
32		Real and personal property taxes		0
33		A/P clearing		3,317
34		Sales taxes		0
35		Notes payable (short term)		385,000
36		Accounts payable (trade)	A	30,813
37		Real property lease arrearage		0
38		Personal property lease arrearage		2,192
39		Accrued professional fees		3,513
40		Current portion of long-term post-petition debt (due within 12 months)		0
41	Other:	Warranty reserve ($23,673 and deferred revenue ($14,196)		37,869
42		Other (($2,635, license fees ($49,878 and accrued DIP loan interest ($40,096)		87,339
43		Due to affiliates		522,208

44		Total Current Liabilities		1,257,916

45		Long-Term Post-Petition Debt, Net of Current Portion		0

46		Total Post-Petition Liabilities		1,257,916

		Pre-Petition Liabilities (allowed amount)
47		Secured claims	F	0
48		Priority unsecured claims	F	184,155
49		General unsecured claims	F	14,371,841

50		Total Pre-Petition Liabilities		14,555,996

51		Total Liabilities		15,813,912

		Equity (Deficit)
52		Equity (Deficit at time of filing)		(14,218,082)
53		Capital Stock		0
54		Additional paid-in capital		1,000
55		Cumulative profit/(loss) since filing of case		(1,211,585)
56		Post-petition contributions/(distributions) or (draws)		0
57				0
58		Market value adjustment		(53,827)

59		Total Equity (Deficit)		(15,482,494)

60		Total Liabilities and Equity (Deficit)		$331,418

SCHEDULES TO THE BALANCE SHEET

(General Business Case)

Schedule A

Accounts Receivable (Net) Payable

	Accounts Receivable [Pre and Post Petition]	Accounts Payable [Post Petition]	Past Due Post Petition Debt
Receivables and Payables Agings
0 -30 Days	$155,206	$24,155
31-60 Days	1,340	3,945
61-90 Days	0	720	$6,658
91+ Days	0	1,993
Total accounts receivable/payable	156,546	$30,813
Allowance for doubtful accounts	(4,742)
Accounts receivable (net)	$151,804

Schedule B

Inventory/Cost of Goods Sold

Types and Amount of Inventory(ies)		Cost of Goods Sold
	Inventory(ies) Balance at End of Month	Inventory Beginning of Month	$146,894
		Add -
Retail/Restaurants -		Net purchase	21,518
Product for resale	$0	Direct labor	7,968
		Manufacturing overhead	37,291
Distribution -		Freight in	0
Products for resale	0	Other:
			0
Manufacturer -			0
Raw Materials	347,557
Work-in-progress	(44,075)	Less -
Finished goods	379,135	Inventory End of Month	153,623
		Monitoring/warranty	10,515
Other - Explain	(528,994)	Scrap	0
Reserve for obsolescence
		Cost of Goods Sold
TOTAL	$153,623		$49,533

Method of Inventory Control				Inventory Valuation Methods
Do you have a functioning perpetual inventory system?				Indicate by a checkmark method of inventory used.
Yes	X	No
How often do you take a complete physical inventory?				Valuation methods
				FIFO cost	X
Weekly				LIFO cost
Monthly				Lower of cost or market	X
Quarterly
Semi-annually				Retail method
Annually		X		Other -
Date of last physical inventory was			1/18/2002

Date of next physical inventory is			12/31/2002

Schedule C

Real Property

Description	Cost	Market Value
None	$0	$0

Total	$0	$0

Schedule D

Other Depreciable Assets

Description	Cost	Market Value
Machinery & Equipment -
Various	$89,137	$1,759

11/30/02 NBV = $13,278

Total	$89,137	$1,759
Furniture & Fixtures -
Various	$35,000	$9,800

11/30/02 NBV = $22,807

Total	$35,000	$9,800
Office Equipment -
Various	$262,278	$5,792

11/30/02 NBV = $31,383
Total	$262,278	$5,792
Leasehold Improvements -
None	$0	$0

Total	$0	$0

Vehicles -
None	$0	$0

Total	$0	$0

Schedule E

Aging of Post-Petition Taxes

(As of End of the Current Reporting Period)

Taxes Payable	0-30 Days	31-60 Days	61-90 Days	91+ Days	Total
Federal
Income Tax Withholding	$0				$0
FICA – Employee	394				394
FICA – Employer	394				394
Unemployment (FUTA)
Income
Other (Attach List)
Total Federal Taxes	788				788
State and Local
Income Tax Withholding
Unemployment (UT)
Disability Insurance (DI)
Empl. Training Tax (ETT)
Sales
Excise
Real property
Personal property
Income
Other (Attach List)
Total State & Local Taxes
Total Taxes	$788				$788

Schedule F

Pre-Petition Liabilities

List Total Claims For Each Classification -	Claimed Amount	Allowed Amount(b)
Secured claims(a)	$0	$0
Priority claims other than taxes	148,477	127,462
Priority tax claims	56,693	56,693
General unsecured claims	$14,371,841	$14,371,841

(a)	List total amount of claims even it under secured.

(b)

Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

Schedule G

Rental Income Information

Not applicable to General Business Cases.

Schedule H

Recapitulation of Funds Held at End of Month

Bank	Account 1 Bank of America	Account 2 Bank of America	Account 3 Petty cash and suspense	Account 4 Bank of America OxySense
Account Type	Checking	Checking		Checking
Account No.	37-5550-8595	37-5550-8511		47-9133-4120
Account Purpose	General disbursement	Payroll		General disbursement
Balance, End of Month	$1,957	$(8,429)	$1,113	$336
Total Funds on Hand for all Accounts	$(5,023)

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS

Increase/(Decrease) in Cash and Cash Equivalents

For the Month Ended November 30, 2002

		Actual Current Month	Cumulative (Case to Date)
	Cash Receipts
1	Rent/Leases Collected	$0	$0
2	Cash Received from Sales	58,613	651,659
3	Interest Received	0	0
4	Borrowings	0	385,000
5	Funds from Shareholders, Partners, or Other Insiders	0	0
6	Capital Contributions	0	0
7	Transfers from DecisionLink, Inc., an affiliated company	5,000	387,232
8	Transfer from IDL Corp, an affiliated company	0	213,092
9	Insurance proceeds	0	3,542
10
11
12	Total Cash Receipts	63,613	1,640,525
	Cash Disbursements
13	Payments for Inventory	9,474	53,427
14	Selling	0	18,979
15	Administrative	14,960	352,763
16	Capital Expenditures	0	0
17	Principal Payments on Debt	0	0
18	Interest Paid	0	0
	Rent/Lease:
19	Personal Property	0	2,274
20	Real Property	0	30,393
	Amount Paid to Owner(s)/Officer(s)
21	Salaries	11,479	227,903
22	Draws	0	0
23	Commissions/Royalties	0	0
24	Expense Reimbursements	0	0
25	Other	0	0
26	Salaries/Commissions (less employee withholding)	34,132	496,943
27	Management Fees	0	0
	Taxes:
28	Employee Withholding	5,457	231,968
29	Employer Payroll Taxes	3,364	68,639
30	Real Property Taxes	0	0
31	Other Taxes	0	0
32	Other Cash Outflows:	0	0
33	Transfers to IDL Corp., an affiliated company	0	24,486
34	Transfer to DecisionLink, Inc. an affiliated company	15,000	116,740
35	U.S. Trustee	3,750	11,000
36	TNO license fee	0	28,284
37
38	Total Cash Disbursements:	97,616	1,663,799
39	Net Increase (Decrease) in Cash	(34,003)	(23,274)
40	Cash Balance, Beginning of Period	28,980	18,251
41	Cash Balance, End of Period	$(5,023)	$(5,023)

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

November 30, 2002

Additional Information

Summary of Financial Status:

The financial information provided herein includes the accounts of FCI Environmental, Inc. (“FCI”) on a stand-alone basis. This financial information does not include the accounts of any of its affiliated companies.

No. 11. Payments made to officers:

Payment Date	Check Nbr.	Amount	Purpose	Payee
11/01/02	11264	$2,994	Payroll period ended 10/26/02	Ken Culver, CFO
11/01/02	11265	2,254	Payroll period ended 10/26/02	Peter Gerard, CEO
11/15/02	11274	2,994	Payroll period ended 11/09/02	Ken Culver, CFO
11/27/02	11282	3,237	Payroll period ended 11/23/02	Ken Culver, CFO

Approved on or about December 21, 2001, by court order authorizing payment of wages, salaries, employee benefits and reimbursable employee expenses.

No. 12. Estate insurance:

Effective September 1, 2002, FCI’s property and general liability insurance policies expired without replacement.

No. 14. An emergency order authorizing post-petition financing was approved by the bankruptcy court on or about December 21, 2001. On March 27, 2002, the bankruptcy court entered an emergency order authorizing supplemental post petition financing. $385,000 has been received by the end of this reporting period.

Statement of Operations:

The Statement of Operation budget does not include revenues from IDL Corp., an affiliated company that is integral to the debtor’s joint plan of reorganization.

Line 4 – Cost of goods sold – the budget contains only direct material costs. All other costs normally associated with cost of goods sold are included within operating expenses.

General Explanation of Variances to Statement of Operations:

The forecasted amounts are preliminary in nature. These amounts were derived from a combined Chapter 11 bankruptcy budget including affiliated companies

MONTHLY OPERATING REPORT

FCI Environmental, Inc. 01-23229 rjc

November 30, 2002

Additional Information

Balance Sheet:

Cash – The credit cash balance is a book overdraft only. Checks processed that created this book overdraft have been held and have only been released as cash resources become available.

Bank statements and reconciliations attached for:

Facility	Account No.
Bank of America	37-5550-8595
Bank of America	37-5550-8511

Inventory – the stated inventory balance is net of a $528,994 reserve to appropriately state inventories at the lower of cost or market.

Property and Equipment (Market Value) – market value has not been independently determined. Management estimates that the estate’s property and equipment, with a net book value of $67,468, to be worth $17,351.

Accrued salaries and wages – is comprised of: (a) $86,622 management salary deferral which only at Plan confirmation will be converted to a promissory note, as approved by the bankruptcy court on or about July 12, 2002, in an emergency order authorizing supplemental post petition financing, (b) $12,577 earned salary for the period from November 24, 2002 through November 30, 2002 paid on November 13, 2002, and (c) earned but unpaid salary of $85,858 of which $54,990 and $19,367 is for Messrs. Gerard and Culver, respectively.

Warranty Reserve ($23,673) and deferred Revenue ($14,196) – were not included as claims in the estate’s Schedule F — Creditors Holding Unsecured Nonpriority Claims, as these obligations will be fulfilled under a Chapter 11 going concern plan of reorganization.

Pre-petition general unsecured claims – includes $14,006,118 due to DecisionLink, Inc. (Chapter 11 case Nbr. 01-22706), the sole owner of FCI, and $108,446 due to affiliated companies.

END